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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

Date of report                                               September 24, 2001
                                                            --------------------

                          ALADDIN GAMING HOLDINGS, LLC
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State of other jurisdiction of incorporation)

        333-49717                                         88-0379607
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employee Identification No.)


3667 Las Vegas Boulevard South, Las Vegas, Nevada                      89109
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code                (702) 785-5555
                                                                 ---------------


                              ALADDIN CAPITAL CORP.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

                                     Nevada
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

      333-49717-01                                         88-0379606
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employee Identification No.)

3667 Las Vegas Boulevard South, Las Vegas, Nevada                      89109
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code                (702) 785-5555
                                                                 ---------------



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ITEM 5.  OTHER EVENTS.

         In the Current Report on Form 8-K that Aladdin Gaming Holdings, LLC ("Gaming Holdings") filed on September 20, 2001 (the "September 20 8-K"), Gaming Holdings reported that neither (i) the Eighth Amendment to the Credit Agreement dated as of February 6, 1998 (as amended, the "Bank Credit Facility") among Aladdin Gaming, LLC, a subsidiary of Gaming Holdings ("Gaming"), the lenders party thereto (the "Bank Lenders") and the administrative agent for the Bank Lenders (the "Administrative Agent"), nor (ii) a certain amendment to the Keep-Well Agreement dated as of February 26, 1998 among Aladdin Holdings, LLC, Aladdin Bazaar Holdings, LLC, London Clubs International PLC and the Trust under Article Sixth u/w/o Sigmund Sommer, had become effective.

         The September 20 8-K further reported that Gaming is in default under the Bank Credit Facility and under the term loan and lease financing of furniture, fixtures and equipment (including gaming equipment) with General Electric Capital Corporation and General Motors Acceptance Corporation (the "FF&E Financing"). Gaming also reported the potential rights of the creditors under the FF&E Financing to terminate Gaming's use of the leased equipment and to exercise the rights of a secured creditor with request to Gaming's gaming and other equipment on which they have a lien.

         On September 21, 2001 (the "Recordation Date"), the trustee under the Deed of Trust, Assignment of Rents and Leases, Fixture Filing and Security Agreement (the "Trustee"), which secures the indebtedness under the Bank Credit Facility, recorded a Notice of Default and Election to Sell Under Deed of Trust. Additionally, the Administrative Agent has issued to Gaming a Notice of Default and Acceleration, dated as of the Recordation Date, demanding immediate payment of all outstanding obligations under the Bank Credit Facility. Gaming has 35 days from the Recordation Date to cure the defaults under the Bank Credit Facility. If the defaults are not cured within this period, the maturity of all indebtedness under the Bank Credit Facility will thereupon become due and payable pursuant to the acceleration provisions thereof. After 90 days from the Recordation Date, the Trustee can initiate the process necessary to effect a foreclosure sale of the Aladdin Hotel & Casino (except for personal property which is covered by the FF&E Financing). That process would take at least 21 days to complete.

         As further reported in the September 20 8-K, Gaming does not have sufficient cash to permit it to continue conducting business or to cure its defaults. The Bank Lenders have expressed a willingness to consider additional extensions of credit to Gaming to address its immediate working capital requirements, but only after the commencement of a Chapter 11 bankruptcy proceeding with respect to Gaming.

         Management believes that the circumstances described above make it likely that Gaming will seek protection from its creditors through the filing of a voluntary petition under Chapter 11 of the United States Bankruptcy Code ("Voluntary Petition"). The filing of a Voluntary Petition by Gaming, requires the consent of holders of at least 80% of the membership interests of Gaming Holdings. There can be no assurance at this time that a Voluntary Petition will be filed.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 24, 2001               ALADDIN GAMING HOLDINGS, LLC
                                                 (Registrant)



                                         By: /s/  THOMAS A. LETTERO
                                             ----------------------------------
                                             Thomas A. Lettero
                                             Senior Vice President
                                             Chief Financial Officer



Dated:  September 24, 2001               ALADDIN CAPITAL CORP.
                                             (Registrant)



                                         By: /s/ THOMAS A. LETTERO
                                             ----------------------------------
                                             Thomas A. Lettero
                                             Senior Vice President
                                             Chief Financial Officer





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